Scharf Alpha Opportunity Fund
Retail Class – HEDJX
Institutional Class – Not available for purchase

SUMMARY PROSPECTUS
January 28, 2017

Before you invest, you may want to review the Scharf Alpha Opportunity Fund’s (the “Alpha Opportunity Fund”) Statutory Prospectus, which contains more information about the Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated January 28, 2017, are incorporated by reference into this Summary Prospectus.  You can find the Alpha Opportunity Fund’s Statutory Prospectus and other information about the Fund online at www.scharffunds.com.  You can also get this information at no cost by calling 866-5SCHARF or by sending an e-mail request to info@scharffunds.com.

Investment Objective
The Alpha Opportunity Fund seeks long-term capital appreciation and to provide returns above inflation while exposing investors to less volatility than typical equity investments.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Alpha Opportunity Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	Retail Class	Institutional Class
Redemption Fee (as a percentage of amount redeemed on shares held for 15 days or less)	2.00%	2.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.99%	0.99%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses (includes Interest Expense and Dividends on Securities Sold Short and Shareholder Servicing Plan Fees)(1)	2.75%	2.49%
Interest Expense and Dividends on Securities Sold Short	1.53%	1.53%
Shareholder Servicing Plan Fee	0.10%	0.10%
Total Annual Fund Operating Expenses(1)	3.99%	3.48%
Less: Fee Waiver and Expense Reimbursement(2)	-1.45%	-1.19%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	2.54%	2.29%
(1)
Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets Before Fee Waivers in the Financial Highlights section of the statutory prospectus, which reflects the actual operating expenses of the Alpha Opportunity Fund and does not include expenses of 0.01% attributed to acquired fund fees and expenses (“AFFE”).

(2)
Scharf Investments, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Alpha Opportunity Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding AFFE, interest expense, dividends on securities sold short, taxes and extraordinary expenses) to 1.00% of average daily net assets of the Retail Class shares and 0.75% of average daily net assets of the Institutional Class shares (the “Expense Caps”).  The Expense Caps will remain in effect through at least January 27, 2018, and may be terminated only by the Board of Trustees (the “Board”) of the Trust.  The Adviser may request recoupment of previously waived fees and expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

Example
This Example is intended to help you compare the cost of investing in the Alpha Opportunity Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail Class	$257	$1,083	$1,926	$4,108
Institutional Class	$232	$958	$1,706	$3,677

Portfolio Turnover
The Alpha Opportunity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal period (December 31, 2015 through September 30, 2016), the Fund’s portfolio turnover rate was 25.13% of the average value of its portfolio.

Principal Investment Strategies of the Fund
Under normal market conditions, the Alpha Opportunity Fund primarily invests in equity securities that the Adviser believes have significantly more appreciation potential than downside risk over the long term.  Equity securities in which the Fund may invest include, but are not limited to, common and preferred stock of companies of all market capitalizations, rights and warrants.  There are no geographic limits on the Fund’s investments, and the Fund may invest without limit in securities of companies located both in the U.S. and abroad and in developed or emerging markets. Such foreign securities may be listed on foreign exchanges as well as in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  The Fund may also invest without limit in mutual funds and exchange-traded funds (“ETFs”). The Fund may also invest in Rule 144A securities.

The Alpha Opportunity Fund also takes short positions in one or more ETFs that mimic broad market indices such as the Standard & Poor’s (“S&P”) 500® Index or the Value Line Composite Index, or a narrower market index such as the S&P 100® Index.  A short position occurs when the Fund sells a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  Under normal market conditions, the net long exposure of the Fund (gross long exposures minus gross short exposures) is expected to range between +30% and +70% net long.  The Fund may utilize leverage of no more than 30% of the Fund’s total assets as part of the portfolio management process.  The Adviser defines leverage as the percentage by which the value of long portfolio positions is greater than 100% of the portfolio value.

In general, the Adviser utilizes five key elements in its equity investment philosophy: low valuation, discount to fair value, investment flexibility, focus and long-term perspective.  Through a proprietary screening process, the Adviser seeks to identify investments with low valuations combined with growing earnings, cash flow and/or book value which the Adviser describes as “growth stocks at value prices.”  The Alpha Opportunity Fund may also invest in “special situations,” which may occur when the securities of a company are affected by circumstances, including, but not limited to, hidden assets (i.e., assets that may be undervalued on a company’s balance sheet or otherwise difficult to value and therefore not properly reflected in the company’s share price), spinoffs, liquidations, reorganizations, recapitalizations, mergers, management changes and technological changes.

In addition, the Alpha Opportunity Fund may invest up to 30% of its total assets in fixed-income securities of any duration and any maturity.  Fixed-income securities in which the Fund may invest include, but are not limited to, those of domestic and foreign governments, government agencies, inflation-protected securities, asset-backed securities, exchange-traded notes (“ETNs”), money market instruments, convertible securities, bank debt, limited partnerships, municipalities and companies across a wide range of industries, market capitalizations and maturities and may include those that are rated below investment grade (i.e., “junk bonds”).

The Alpha Opportunity Fund may invest up to 100% of its net assets in cash, cash equivalents, and high-quality, short-term debt securities, money market mutual funds and money market instruments due to a lack of suitable investment opportunities or for temporary defensive purposes.

When selling securities, the Adviser considers the same factors it uses in evaluating a security for purchase and generally sells securities that it believes no longer have sufficient upside potential.

The Alpha Opportunity Fund is non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.  Investing in fewer issuers makes a fund more susceptible to financial, economic or market events impacting such issuers and may cause the Fund’s share price to be more volatile than the share price of a diversified fund.

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Alpha Opportunity Fund.  The following risks could affect the value of your investment:

•
General Market Risk.  Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

•
Market Risk.  The prices of the securities in which the Alpha Opportunity Fund invests may decline for a number of reasons.  These reasons may include changing economic circumstances and/or perceptions about the creditworthiness of individual issuers.

•
Management Risk.  The Alpha Opportunity Fund is an actively managed portfolio.  The Adviser’s management practices and investment strategies might not produce the desired results.  The Adviser may be incorrect in its assessment of a stock’s appreciation potential.

•
Leverage Risk.  Leverage is investment exposure which exceeds the initial amount invested.  Leverage can cause the portfolio to lose more than the principal amount invested.  Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

•
Non-Diversification Risk.  To the extent that the Fund invests its assets in fewer securities, the Fund is subject to a greater risk of loss if any of those securities become permanently impaired than a fund that invests more widely.

•
Foreign and Emerging Market Securities Risk.  The risks of investing in the securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.  These risks are greater in emerging markets.

•
Depositary Receipt Risk.  The Alpha Opportunity Fund’s equity investments may take the form of sponsored or unsponsored depositary receipts.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

•
Foreign Currency Risk.  Currency movements may negatively impact value even when there is no change in value of the security in the issuer’s home country.  Currency management strategies may substantially change the Alpha Opportunity Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects.

•
Short Sales Risk.  A short sale is the sale by the Alpha Opportunity Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.

•
Large-Sized Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Small- and Medium-Sized Company Risk.  Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people.  The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•
Investment Style Risk.  The Adviser follows an investing style that favors relatively low valuations.  At times when this style is out of favor, the Alpha Opportunity Fund may underperform funds that use different investing styles.

•
Investment Company Risk.  When the Alpha Opportunity Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds.  The Fund also will incur brokerage costs when it purchases ETFs.  Additionally, the Fund’s use of leverage with regard to ETFs may subject the Fund to additional risk, as leverage can cause the portfolio to lose more than the principal amount invested.

•	Fixed-Income Securities Risk. The following risks are associated with the Alpha Opportunity Fund’s investment in fixed-income securities.

o
Prepayment and Extension Risk.  The risk that the securities may be paid off earlier or later than expected.  Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Alpha Opportunity Fund’s yield or share price.

o
Interest Rate Risk.  Interest rate risk is the risk that fixed-income securities will decline in value because of changes in interest rates.  It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed-income securities from the resulting rate increases for that and other reasons could be swift and significant.

o
Credit Risk.  Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health.  Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations including making timely payment of interest and principal.

o
High-Yield Securities Risk.  Fixed-income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

o
Municipal Securities Risk.  Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features.  Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio’s yield.  Typically, less information is available about a municipal issuer than is available for other types of securities issuers.

o	Asset-Backed Securities Risk. Asset-Backed Securities Risk includes Market Risk, Interest Rate Risk, Credit Risk, and Prepayment Risk.

o
Exchange-Traded Note Risk.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  In addition, the notes issued by ETNs and held by the Alpha Opportunity Fund are unsecured debt of the issuer.

o
Bank Debt Risk.  The Alpha Opportunity Fund’s investments in secured and unsecured assignments of bank debt may create substantial risk.  In making investments in such debt, which are loans made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest.

o
Inflation Protected Securities Risk.  Inflation protected securities include the risk that the rate of inflation will be lower than expected or that the relevant index intended to measure the rate of inflation will accurately measure the rate of inflation and the securities will not work as intended.

o
Rule 144A Securities Risk.  The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Alpha Opportunity Fund to sell these securities.

o
Convertible Bond Risk.  Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk.  Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond.  The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.

•
Special Situations Risk.  There is a risk that the special situation (i.e., spin-off, liquidation, merger, etc.) might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Alpha Opportunity Fund.  In addition, investments in special situation companies may be illiquid and difficult to value, which will require the Fund to employ fair value procedures to value its holdings in such investments.

•	Newer Fund Risk. The Alpha Opportunity Fund is newer with limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

Performance
The following information provides some indication of the risks of investing in the Alpha Opportunity Fund.  The bar chart shows the annual return for the Fund’s Retail Class shares for one year.  The table shows how the Fund’s average annual returns for 1 year and since inception compare with those of a broad measure of market performance.  The Institutional Class did not commence operations prior to the date of this Prospectus.  The following information shows only the performance for the Retail Class shares of the Fund.  The performance of the Institutional Class shares would differ only to the extent that the Institutional Class shares have different expenses than the Retail Class shares.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.scharffunds.com or by calling the Fund toll-free at 866-5SCHARF.

Annual Returns as of December 31 – Retail Class

During the period of time shown in the bar chart, the highest return for a calendar quarter was 2.08% (quarter ended March 31, 2016) and the lowest return for a calendar quarter was –3.92% (quarter ended December 31, 2016).

Average Annual Total Returns
(for the periods ended December 31, 2016)
Retail Class	1 Year	Since Inception (12/31/2015)
Return Before Taxes	-1.84%	-1.84%
Return After Taxes on Distributions	-1.94%	-1.94%
Return After Taxes on Distributions and Sale of Fund Shares	-0.96%	-0.96%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	11.96%
HFRX Equity Hedge Index (reflects no deduction for fees, expenses or taxes)	0.10%	0.10%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.65%

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Alpha Opportunity Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).   The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management
Investment Adviser:  Scharf Investments, LLC is the investment adviser of the Alpha Opportunity Fund.

Portfolio Manager:  Brian A. Krawez, CFA (President and Lead Equity Manager) is the portfolio manager responsible for the day-to-day management of the Fund and he has managed the Fund since its inception in December 2015.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Alpha Opportunity Fund shares on any business day by written request via mail (Scharf Alpha Opportunity Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 866-5SCHARF or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Retail Class
Regular	$10,000	$500
Automatic Investment Plan	$5,000	$100
Retirement Accounts	$5,000	$500
Institutional Class	$5,000,000	Any amount

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Alpha Opportunity Fund through a broker-dealer or other financial intermediary the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.